HILLVIEW INVESTMENT TRUST II

                               Hillview Alpha Fund
                        Hillview International Alpha Fund
                        Hillview/REMS Leveraged REIT Fund

                          Supplement dated June 9, 2004
                                       to
                       Statement of Additional Information
                             dated October 30, 2003


This supplement provides important information about the Hillview/REMS Leveraged REIT Fund's short sales and an alternative purchase arrangement for all funds. It should be read in conjunction with the Statement of Additional Information.

The first two paragraphs under the section entitled "Short Sales" on page 20 of the Statement of Additional Information should be deleted and replaced with the following:

                  "The fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that REMS Group believes possess volatility characteristics similar to those being hedged. The fund also may use short sales in an attempt to realize gain. To effect a short sale, the fund's brokerage firm borrows the security to make delivery to the buyer. When the short position is closed, the fund is obligated to deliver the "shorted" security by purchasing it at the market price at that time. No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 30% of the value of the fund's net assets.

                  To secure the fund's obligation to deliver any shorted security, it will leave the proceeds of the short sale with the selling broker and will also earmark or place in a segregated account, an amount of cash or liquid securities at least equal to the current market value of the security sold short, reduced by any amount deposited as margin. Depending on arrangements made with the broker or custodian, the fund might not receive any payments (including interest) on collateral deposited with the broker or custodian."

The following information should be added to the section entitled "Additional Exchange And Redemption Information And Other Services" on page 54 of the Statement of Additional Information:

                  "Shares of the funds may also be purchased by means of "in-kind" securities transactions pursuant to which securities, rather than cash, may be accepted as payment for fund shares, provided prior approval is received from Hillview Advisors and the securities are consistent with the fund's investment policies and restrictions, are priced in accordance with the Trust's procedures and are free and clear of any liens or encumbrances. A shareholder or prospective shareholder should contact Hillview Advisors in order to receive the necessary approval to engage in such a transaction."


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE